EXHIBIT 10.03

SECOND AMENDMENT AGREEMENT

This SECOND AMENDMENT AGREEMENT (this “Amendment”) is made as of the 24th day of October, 2012, among:

(a)           CCOM GROUP, INC., a New York corporation, formerly known as  Colonial Commercial Corp. (“CCOM”);

(b)           UNIVERSAL SUPPLY GROUP, INC., a New York corporation (“Universal”);

(c)           THE RAL SUPPLY GROUP, INC., a New York corporation (“RAL”);

(d)           S&A SUPPLY, INC., a New York corporation (“S&A” and, together with CCOM, Universal and RAL, collectively, “Borrowers” and, individually, each a “Borrower”); and

(e)           KEYBANK NATIONAL ASSOCIATION, a national banking association (“Lender”).

WHEREAS, Borrowers and Lender are parties to that certain Credit and Security Agreement, dated as of October 18, 2011, that provides, among other things, for loans and letters of credit aggregating Fifteen Million Dollars ($15,000,000), all upon certain terms and conditions (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, pursuant to that certain Certificate of Amendment of the Certificate of Incorporation of Colonial Commercial Corp., filed with the New York Secretary of State on July 23, 2012, Colonial Commercial Corp. was renamed CCOM Group, Inc.;

WHEREAS, Borrowers and Lender desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers and Lender agree as follows:

1.            Amendment to Definition in the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended to delete the definition of “Consolidated Fixed Charges” therefrom and to insert in place thereof the following:

“Consolidated Fixed Charges” means, for any period, as determined on a Consolidated basis, the aggregate, without duplication, of (a) Consolidated Interest Expense, and (b) principal payments on Consolidated Funded Indebtedness (other than (i) optional prepayments of the Revolving Loans, (ii) payments made with respect to the Goldman Associates Short-Term Subordinated Indebtedness, and (iii) the one-time payment-in-full of the Indebtedness owing under the Goodman Note pursuant to Section 5.15(b)).

2.            Addition to Definitions in the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended to add the following new definition thereto:

“Second Amendment Effective Date” means October 24, 2012.

3.            Amendment to Permitted Borrowing Covenant Provisions.  Section 5.8 of the Credit Agreement is hereby amended to delete subsections (f) and (h) therefrom and to insert in place thereof, respectively, the following:

(f)            Indebtedness owing to Goodman pursuant to the Goodman Note, in an aggregate principal amount not to exceed One Million Two Hundred Ninety-Nine Thousand Six Hundred Seventy-Nine and 63/100 Dollars ($1,299,679.63), so long as (i) such Indebtedness is subject to the Intercreditor and Lien Subordination Agreement, and (ii) Borrowers initiate the irrevocable payment-in-full of such Indebtedness on the Second Amendment Effective Date pursuant to Section 5.15(b) hereof;

(h)           (i) unsecured Subordinated Indebtedness owing to the Investor Subordinated Creditors (other than Goldman Associates and/or Michael Goldman), in an aggregate principal amount not to exceed Eight Hundred Seventy Thousand Dollars ($870,000), (ii) unsecured Subordinated Indebtedness owing to Goldman Associates and/or Michael Goldman, in an aggregate principal amount (excluding any Goldman Associates Short-Term Subordinated Indebtedness) not to exceed Five Hundred Twenty-One Thousand Thirty-Three Dollars ($521,033), and (iii) secured Subordinated Indebtedness owing to Goldman Associates (excluding any Goldman Associates Short-Term Subordinated Indebtedness) not to exceed Seven Hundred Fifty Thousand Dollars ($750,000); so long as, in each case, such Subordinated Indebtedness is subject to a Subordination Agreement acceptable to Lender; and

4.            Amendment to Restricted Payments Covenant Provisions.  Section 5.15 of the Credit Agreement is hereby amended to delete subsection (b) therefrom and insert in place thereof the following:

(b)           On the Second Amendment Effective Date, Borrowers may initiate the payment-in-full the Indebtedness owing to Goodman pursuant to the Goodman Note (for clarification purposes, the actual payment date will be the date on which the check payable to Goodman with respect to such payment is actually deposited or cashed by Goodman).

5.            Amendment to Schedule.  The Credit Agreement is hereby amended to delete Schedule 3 (Investor Subordinated Creditors) therefrom and to insert in place thereof a new Schedule 3 in the form of Schedule 3 hereto.

6.             Post-Closing Requirements.

(a)           No later than five days after the Goodman Note has been paid-in-full, Borrowers shall deliver to Lender evidence, in form and substance satisfactory to Lender, that the Indebtedness owing to Goodman pursuant to the Goodman Note has been paid-in-full.

(b)           No later than ten days after the Second Amendment Effective Date, Borrowers shall deliver replacement Subordination Agreements, fully executed by each Investor Subordinated Creditor, in form and substance reasonably satisfactory to Lender.  In addition, Borrowers shall deliver to Lender a copy of the Subordinated Debt Documents, certified by an officer of Borrowers as being true and complete.

(c)           Borrowers shall promptly pay all legal fees and expenses of Lender  in connection with this Amendment and any other Loan Documents.

7.            Representations and Warranties.  Borrowers hereby represent and warrant to Lender that (a) Borrowers have the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrowers with respect to the provisions hereof; (c) the execution and delivery hereof by Borrowers and the performance and observance by Borrowers of the provisions hereof do not violate or conflict with the Organizational Documents of Borrowers or any law applicable to Borrowers or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrowers; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the Second Amendment Effective Date as if made on the Second Amendment Effective Date, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) Borrowers are not aware of any claim or offset against, or defense or counterclaim to, Borrowers’ obligations or liabilities under the Credit Agreement or any other Related Writing; and (g) this Amendment constitutes a valid and binding obligation of Borrowers in every respect, enforceable in accordance with its terms.

8.            Waiver and Release.  Borrowers, by signing below, hereby waive and release Lender, and its directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

9.            References to Credit Agreement and Ratification.  Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

10.           Counterparts.  This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

11.           Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

12.           Severability.  Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

13.           Governing Law.  The rights and obligations of all parties hereto shall be governed by the laws of the State of New York, without regard to principles of conflicts of laws.

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JURY TRIAL WAIVER.  BORROWERS AND LENDER, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS AND LENDER, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

CCOM GROUP, INC.

By:
William Pagano
Chief Executive Officer

UNIVERSAL SUPPLY GROUP, INC.

By:
William Pagano
President

THE RAL SUPPLY GROUP, INC.

By:
William Pagano
Executive Vice President

S&A SUPPLY, INC.

By:
William Pagano
President

KEYBANK NATIONAL ASSOCIATION

By:
Nadine M. Eames
Vice President

Signature Page to
Second Amendment Agreement

SCHEDULE 3

INVESTOR SUBORDINATED CREDITORS

Goldman Associates of New York, Inc.
Rita Folger
Paul Hildebrandt
John A. Hildebrandt
William Pagano
Michael Goldman
Hildebrandt Properties, LLC